AMENDMENT NO. 2 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT No. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into this 21 day of April, 2011, by and between OCZ TECHNOLOGY GROUP INC, a Delaware corporation (-Borrower") and SILICON VALLEY BANS ("Bank"), Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 7, 2011, as amended by that certain Amendment No. I and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of March 28, 2011 (as has been and may be further amended, restated, or otherwise modified, the "Loan Agreement") pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B. Borrower acquired Indilinx Co., Ltd, a company organized under the laws of the Republic of Korea (the "Target"), on March 25, 2011, pursuant to that certain Share Purchase Agreement dated March 14, 2011 by and among Borrower, Target, and DLS Law Firm, as seller representative. Borrower now desires to repay all outstanding debt obligations of Target.

C. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank. is willing to so amend the Loan Agreement,

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.      AMENDMENTS TO LOAN AGREEMENT.

1.1  Section 13.1 (Definitions). The .following terms and their definitions are (a) to the extent already defined in Section 13.1 of the Loan Agreement amended in their entirety as follows, and (b) to the extent not already defined in that Section, added to Section 13.1 of the Loan Agreement in proper alphabetical order:

“Acquisition Agreement" is that certain Share Purchase Agreement dated March 14, 2011 by and among Borrower, Target, and .DLS Law Firm, as seller representative."

"Existing Target indebtedness" is indebtedness incurred by. Target in the amount and to the creditors set forth under the title "Existing: Target Indebtedness" on Schedule 1 to the First Amendment."

"First Amendment” is that certain Amendment No. I and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of March 28, 2011 by and between Borrower and Bank.

"Permitted Affiliate Transactions" are (a) the Acquisition Loan; and (b) cash transfers from Borrower to Target exclusively for operational needs in an amount not to exceed $3,000,000 in the aggregate in any fiscal quarter and for repayment of the Existing Target Indebtedness."

"Permitted Investments" are:

(a) Investments shown on the Perfection Certificate and existing on the Effective Date:

(b) Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts in which Bank. has a perfected security interest;

(e) Investments accepted in connection with Transfers permitted by Section 7.1:

(f) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year, not including Investments in Target pursuant to the Acquisition Agreement and Permitted Affiliated Transactions;

(g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinal), course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower's Board of Directors not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year;

(h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization. of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(i) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (i) shall not apply to Investments of Borrower in any Subsidiary; and

(j)Investments in or to Target pursuant to the Acquisition Agreement or that are Permitted Affiliated Transactions."

“Second Amendment Effective Date" is April 21, 2011."

“Target" is: Indilinx. Co., Ltd, a company organized under the laws of the Republic of Korea.’

2.        BORROWER'S REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants that:
(a) Immediately upon giving- effect to this Amendment. (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which ease they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing:

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(e)the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights; and

(f)as of the date hereof, Borrower has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a -forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the .future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to he a consent to any future amendment or modification, forbearance. or waiver to any instrument or agreement the execution and delivery of which i consented to hereby, or to any waiver of any of the provisions thereof: or (c) to limit or impair Bank's right to demand strict performance. of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. 1 his Amendment shall become effective upon the satisfaction of all  the following conditions precedent:

4.1Amendment. Borrower and Bank shall have duly executed and delivered this
Amendment to Bank; and

4.2Payment of Bank Expenses. Borrower shall have paid all Bank Expenses
(including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Amendment.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts with the same effect as if the Signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. INTEGRATION. This Amendment and any documents executed in connection here with or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreement understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or .other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

7. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	OCZ TECHNOLOGY GROUP, INC. a Delaware corporation

	By:	/s/ Arthur F. Knapp, Jr.
Printed Name: Arthur F. Knapp, Jr.
Title: CFO

Bank:	Silicon Valley Bank

	By:	/s/ Jean Lee
Printed Name: Jean Lee
Title: Deal Team Leader

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